Exhibit 10.4

技术咨询与服务协议

Technical Consultation and Service Agreement

本技术咨询与服务协议（以下简称“本协议”）由以下双方于2021年1月 7日在中华人民共和国（下称“中国”）福州签订：

This Technical Consulting and Services Agreement (the “Agreement”) is entered into as of January 7, 2021 in Fuzhou, People’s Republic of China (“PRC” or “China”) between the following two parties:

甲方：	福建天裕盛丰物流有限公司

地址：	福建省福州高新区乌龙江中大道7#创新园二期17号楼10层1087-2室

Party A:	Fujian Tianyu Shengfeng Logistics Co., Ltd.

Address:	1087-2 Room, 10th Floor, Building No.17, Phase II of the Creative Park No.7# Wulongjiang Central Avenue, Fuzhou High-tech District, Fujian, PRC

乙方：	盛丰物流集团有限公司

地址：	福州市晋安区福新东路478号

Party B:	Shengfeng Logistics Group Co., Ltd.

Address:	No.478 Fuxin East Road, Jinan District, Fuzhou, PRC

鉴于：

Whereas,

1.	甲方是一家在中国注册的外商独资企业，拥有提供咨询服务的必要资源；

Party A is a wholly-foreign-owned enterprise established in China, and has the necessary resources to provide consulting services;

2.	乙方是一家在中国注册的内资公司，经营过程中需要甲方为其提供支持与服 务。

Party B is a company with exclusively domestic capital registered in China and needs Party A’s support and services during its business.

Technical Consultation and Service Agreement

技术咨询与服务协议

基于上述，甲乙双方通过友好协商，特同意如下条款，以兹共同遵守：

NOW THEREFORE, through friendly consultation, Party A and Party B hereby agree to enter into and perform this Agreement.

第一条 咨询和服务

CONSULTING AND SERVICES

1.	甲方同意依照本协议的条款和条件向乙方提供资金、人力、技术、知 识产权等方面的支持和技术服务，乙方同意依照本协议的条款和条 件接受甲方提供的支持和服务，甲方提供的支持与服务的具体内容 如下：

Party A hereby agrees to provide consultation and services to Party B in the area of fund, human, technology and intellectual properties, and Party B hereby agrees to accept such consultation and services in accordance with the terms and conditions under this Agreement. The consultation and services provided by Party A include:

（1）	为乙方员工提供技术培训及支持；

be responsible for providing training and technical support to the staff of Party B;

（2）	为乙方提供市场营销方面的咨询服务；

be responsible for providing consultation services regarding the marketing of Party B;

（3）	提供和管理、运行与乙方业务相关的咨询服务和协助；

be responsible for providing general advice and assistance relating to the management and operation of Party B’s business;

（4）	提供乙方业务所需要的其他相关的支持与服务。

be responsible for providing other consultation and services which are necessary for Party B’s businesses.

2.	乙方应当为甲方完成前述工作提供适当的配合，包括但不限于负责 提供相关数据、提供所需的技术要求、说明等。

Party B shall provide appropriate assistance to Party A for its work, including but not limited to providing the relevant data, engineering requirement and technical directions.

Technical Consultation and Service Agreement

技术咨询与服务协议

3.	本协议有效期限为二十年。双方同意，在本协议期满前，甲方有权以 书面通知的方式延长本协议的期限，乙方必须无条件地同意该延期。 若乙方经营期限需要延长时，除甲方事先书面通知另行指示，乙方应 尽最大努力更新营业执照并延长其经营期限。

The term of this Agreement is twenty (20) years. The Parties agree that, this Agreement can be extended only if Party A gives its written consent of the extension of this Agreement before the expiration of this Agreement and Party B shall agree with this extension without reserve. If Party B’s operation term is required to extended, Party B shall use its best efforts to renew its business license and extend its operation term until and unless otherwise instructed in Party A’s prior written notice.

4.	甲方是向乙方提供本协议项下咨询与服务的独家提供者；除甲方 事先书面同意，乙方不得接受任何第三方提供的与甲方服务相同或 相类似的其他服务，并不得与任何第三方就本协议所述事项建立任 何类似的合作关系。双方同意，甲方可以指定其他方为乙方提供本协 议约定的服务和/或支持。

Party A is the exclusive consultation and services provider of Party B; Party B shall not utilize third party to provide services which are same as or similar with Party A’s services and shall not establish similar corporation relationship with any third party regarding the matters contemplated by this Agreement without the prior written consent of Party A. Party A may appoint other parties to provide Party B with the consultations and/or services under this Agreement.

第二条 服务费

SERVICES FEES

甲乙双方同意，作为本协议第一条第 1 款项下甲方向乙方提供的技 术支持和技术服务的对价，乙方应向甲方支付服务费，服务费的数额及支付方式详见本协议附件。该附件可根据双方商议并根据实施情 况进行修改。

The Parties agree that, Party B shall pay relevant services fees to Party A as the consideration of support/services provided by Party A under Section 1, which shall be determined according to the Appendix of this Agreement. This Appendix can be amended by the Parties in considering the circumstances.

Technical Consultation and Service Agreement

技术咨询与服务协议

第三条 知识产权和保密

INTELLECTUAL PROPERTY AND CONFIDENTIALITY

1.	除双方另行书面约定，甲方对履行本协议而产生的任何知识产权，包括但不限于著作权、专利权、技术秘密、商业机密及其他，无论是由甲方还是由乙方开发的，均享有独占的和排他的权利和利益。乙方应签署所有适当的文件，采取所有适当的行动，递交所有的文件和/或申请，提供所有适当的协助，以及做出所有其他依据甲方的自行决定认为是必要的行为，以将任何对该等知识产权的所有权、权利和权益赋予甲方，和/或完善对甲方此等知识产权权利的保护。双方同意，不论本协议是否变更、解除或终止，本条款将持续有效。

Unless otherwise stipulated in writing by the Parties, Party A shall be the sole and exclusive owner of all rights and interests to any and all intellectual property rights arising from the performance of this Agreement, including, but not limited to, any copyrights, patent, know- how and otherwise, whether developed by Party A or Party B. Party B shall execute all appropriate documents, take all appropriate actions, submit all filings and/or applications, render all appropriate assistance and otherwise conduct whatever is necessary as deemed by Party A in its sole discretion for the purposes of vesting any ownership, right or interest of any such intellectual property rights in Party A, and/or perfecting the protections for any such intellectual property rights in Party A. The Parties agree that this Section shall survive changes to, and rescission or termination of, this Agreement.

2.	为本协议之目的，秘密信息一词包括但不限于下列信息：(i)本协议 一方提供给另一方的技术的开发、设计、研究、生产、制造、维修有 关的技术信息、资料、方案、图纸、数据、参数、标准、软件、电脑 程序、网络设计资料；(ii)双方为本协议目的而签署的任何合同、协 议、备忘录、附件、草案或记录（包括本协议）；(iii)以及本协议一 方为本协议之目的而给予对方的在提供时说明应予保密的任何信息。 一旦本协议终止，乙方应将载有保密信息的任何文件、资料或软件， 按甲方要求归还甲方，或予以自行销毁，并从任何有关记忆装置中删除任何保密信息，并且不继续使用这些保密信息。

For the purpose of this Agreement, Confidential Information includes, but not limited to, (i) technical information, materials, program, drawing, data, parameter, standard, software, computer program, web design in connection with the development, design, research, produce and maintenance of technology disclosed by one Party to the other Party; (ii) any contracts, agreement, memo, annexes, draft or record (including this Agreement) entered into by the Parties for the purpose of this Agreement; and (iii) any information designated to be proprietary or confidential when it is disclosed by one Party to the other Party. Upon termination or expiration of this Agreement, Party B shall, return all and any documents, materials or software contained any of such Confidential Information to Party A or destroy it, delete all of such Confidential Information from memory devices, and cease to use them.

Technical Consultation and Service Agreement

技术咨询与服务协议

3.	除非事先得到本协议另一方的书面同意，一方不得将秘密信息以任 何方式泄露给任何第三方。

Any Party shall not disclose any Confidential Information to any third party in any way without the other Party’s prior written consent.

4.	协议双方仅可向必须知晓该信息的职员、代理人或顾问披露保密信 息，该职员、代理人或顾问应至少按照本协议第三条相同的限制程度接受保密义务的约束。

The Parties may disclose Confidential Information solely to its employees, agents or consultant who must know such information, subject to such employees, agents or consultant being bound by confidentiality obligations at least as restrictive as this Section 3.

5.	尽管有上述规定，保密信息不应包括以下信息：

Notwithstanding the foregoing, Confidential Information shall not be deemed to include the following information:

（1）	公众人士知悉或将会知悉的任何信息（未经授权由接受保密信息之一方擅自向公众披露的除外）；或

is or will be in the public domain (other than through the receiving Party’s unauthorized disclosure); or

（2） 根据适用法律法规、股票交易规则、或政府部门或法院的命令 而所需披露之任何信息；在此等情况下，接受保密信息的一方 应及时通知另一方，并应采取合理及合法的措施减少披露的 范围。

is under the obligation to be disclosed pursuant to the applicable laws or regulations, rules of any stock exchange, or orders of the court or other government authorities, in which case the receiving Party will promptly notify the disclosing Party, and will take reasonable and lawful steps to minimize the extent of the disclosure.

6.	协议一方违反本条款的规定，应当赔偿对方的损失。

Any Party breaching confidentiality obligations under this Section shall indemnify all losses of the other Party.

Technical Consultation and Service Agreement

技术咨询与服务协议

第四条 陈述与保证

REPRESENTATIONS AND WARRANTIES

1.	甲方陈述和保证如下：

Party A hereby represents and warrants as follows:

（1） 甲方是按照中国法律合法注册并有效存续的外商独资企业。

Party A is a wholly owned foreign enterprise legally registered and validly existing in accordance with the laws of China.

（2） 甲方已采取所有必要的公司行为，获得必要的授权，并取得第 三方和政府部门的同意及批准（若需）以签署和履行本协议；甲方对本协议的签署和履行并不违反法律法规的明确规定。

Party A has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party A’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party A.

（3） 本协议构成对甲方合法、有效、有约束力并依本协议之条款对 其强制执行的义务。

This Agreement constitutes Party A’s legal, valid and binding obligations, enforceable in accordance with its terms.

2.	乙方陈述和保证如下：

Party B hereby represents and warrants as follows:

（1） 乙方是按照中国法律合法注册且有效存续的公司，乙方获得 从事主营业务所需的政府许可、牌照，具有独立的法人资格； 具有完全、独立的法律地位和法律能力签署、交付并履行本协 议，可以独立地作为一方诉讼主体。

Party B is a company legally registered and validly existing in accordance with the laws of China and has obtained the relevant permit and license for engaging in its business in a timely manner. It has independent legal person status, and has full and independent civil and legal capacity to execute, deliver and perform this Agreement. It can sue and be sued as a separate entity.

Technical Consultation and Service Agreement

技术咨询与服务协议

（2） 乙方已采取所有必要的公司行为，获得必要的授权，并取得第 三方和政府部门的同意及批准（若需）以签署和履行本协议；乙方对本协议的签署和履行并不违反法律法规的明确规定。

Party B has taken all necessary corporate actions, obtained all necessary authorization and the consent and approval from third parties and government agencies (if any) for the execution and performance of this Agreement. Party B’s execution and performance of this Agreement do not violate any explicit requirements under any law or regulation binding on Party B.

（3） 本协议构成对乙方合法、有效、有约束力并依本协议之条款对 其强制执行的义务。

This Agreement constitutes Party B’s legal, valid and binding obligations, enforceable in accordance with its terms.

第五条 违约责任

LIABILITY FOR BREACH OF AGREEMENT

1.	双方同意并确认，任何一方违反本协议的规定，或未履行本协议项下 的任何一项义务，即构成本协议项下的违约，守约方有权要求违约方 在合理期限内补正或采取补救措施。如违约方在合理期限内或在守 约方书面通知违约方并提出补正要求后 30 天内仍未补正或采取补救 措施的，则守约方有权自行决定:（1）终止本协议，并要求违约方给 予全部的损害赔偿；或者（2）要求强制履行违约方在本协议项下的 义务，并要求违约方给予全部的损害赔偿。

The Parties agree and confirm that, if either Party is in breach of any provisions herein or fails to perform its obligations hereunder, such breach or failure shall constitute a default under this Agreement, which shall entitle the non-defaulting Party to request the defaulting Party to rectify or remedy such default with a reasonable period of time. If the defaulting Party fails to rectify or remedy such default within the reasonable period of time or within 30 days of non-defaulting Party’s written notice requesting for such rectification or remedy, then the non-defaulting Party shall be entitled to elect any one of the following remedial actions: (a) to terminate this Agreement and request the defaulting Party to fully compensate its losses and damages; (b) to request the specific performance by the defaulting Party of its obligations hereunder and request the defaulting Party to fully compensate all losses and damages of the non- defaulting Party.

Technical Consultation and Service Agreement

技术咨询与服务协议

2.	本协议当事人对违约方违约行为的弃权仅以书面形式作出方为有效。当事人未行使或迟延行使其在本协议项下的任何权利或救济不构成该当事人的弃权；部分行使权利或救济亦不应阻碍其行使其他权利或救济。

No waiver of rights in respect of any default hereunder shall be valid unless it was made in writing. Any failure to exercise or delay in exercising any rights or remedy by any Party under this Agreement shall not be deemed as a waiver of such Party. Any partial exercise of any right or remedy shall not affect the exercise of any other rights and remedies.

3.	虽然 5.1 条规定，双方同意并确认，乙方在任何情况下，均不得以任 何理由要求终止本合同，除非法律另有规定或甲方事先书面同意。

Notwithstanding Article 5.1 above, the Parties agree and confirm that in no circumstance shall Party B early terminate this Agreement unless the applicable law provides otherwise or it has obtained the prior written consent of Party A.

4.	本条规定的效力不受本协议终止或解除的影响。

The validity of this Section shall not be affect by the suspension or termination of this Agreement.

第六条 不可抗力

FORCE MAJEURE

1.	本协议项下不可抗力系指：地震、战争等协议双方无法预见、无法控制和无法避免的情况。

In this Agreement, “Force Majeure” will mean war, earthquake and other events which are unforeseen, inevitable and beyond the control of the Parties.

2.	本协议当事人因受不可抗力的影响而不能继续履行本协议，应免于 承担相应的责任，但应在不可抗力的影响消除后继续履行。

If the Force Majeure causes any one party to the Agreement the impossibility to further perform this Agreement, the Parties agree that the suffering party will waive any liability to the other party for any loss that result from any such Force Majeure, provided that the suffering party shall continue to perform this Agreement after the Force Majeure.

Technical Consultation and Service Agreement

技术咨询与服务协议

第七条 协议变更与终止

AMENDMENT AND TERMINATION

1.	任何有关本协议的变更需经双方书面签署。否则，任何有关本协议的变更不得约束协议双方。

Any amendment of this Agreement shall come into force only after a written agreement is signed by both Parties.

2.	本协议有效期内，除非甲方对乙方有重大过失或存在欺诈行为，乙方 不得提前终止本协议。尽管如此，甲方可在任何时候通过提前 30 天 向乙方发出书面通知的方式终止本协议。

During the term of this Agreement, unless Party A commits gross negligence, or a fraudulent act, against Party B, Party B shall not terminate this Agreement prior to its expiration date. Nevertheless, Party A shall have the right to terminate this Agreement upon giving 30 days’ prior written notice to Party B at any time.

3.	在本协议期限内，若甲乙任何一方进入清算程序（无论是否自愿）， 或被政府主管部门禁止营业，协议另一方有权要求解除本协议。解除通知自发出之日起生效。

During the term of this Agreement, if any Party is going into liquidation (either voluntary or compulsory), or is prohibited to conduct business by the governmental authority, the other Party shall be entitled to terminate this Agreement. The termination notice shall come into force upon the notice is sent.

4.	协议的变更及解除不影响当事人要求损害赔偿的权利。因变更或解除协议造成协议一方遭受损失的，依法可以免除责任的以外，应由责任方负责赔偿。

The amendment and termination of this Agreement shall not affect the exercise of any other remedies under this Agreement. Except when it may be exempted from liability according to law, the Party that is held responsible shall compensate the other Party for all losses and damages thus caused by such amendment or termination.

Technical Consultation and Service Agreement

技术咨询与服务协议

第八条 法律适用和争议解决

GOVERNING LAW AND DISPUTE RESOLUTION

1.	本协议的订立、效力、解释、履行、修改和终止以及争议的解决均适用中国法律。

The execution, effectiveness, interpretation, performance, amendment, termination and dispute resolution shall be governed by the law of the People’s Republic of China.

2.	一切因执行本协议或与本协议有关的争执，应由双方通过友好方式 协商解决。如经协商不能得到解决时，应提交位于深圳的深圳国际仲裁院，根据提交仲裁时深圳国际仲裁院的仲裁规则进行仲裁，仲裁地点在深圳，仲裁语言为中文。仲裁裁决是终局性的，对各方均由约束力。

In the event of any dispute with respect to this Agreement, the Parties shall first resolve the dispute through friendly negotiations. In the event the Parties fail to reach an agreement on the dispute, either Party may submit the relevant dispute to the Shenzhen Court of International Arbitration for arbitration, in accordance with its Arbitration Rules. The arbitration shall be conducted in Shenzhen and the language used in arbitration shall be Chinese. The arbitration award shall be final and binding on all Parties.

3.	因解释和履行本协议而发生任何争议或任何争议正在进行仲裁时，除争议的事项外，本协议双方仍应继续行使各自在本协议项下的其他权利并履行各自在本协议项下的其他义务。

Upon the occurrence of any disputes arising from the construction and performance of this Agreement or during the pending arbitration of any dispute, except for the matters under dispute, the Parties to this Agreement shall continue to exercise their respective rights under this Agreement and perform their respective obligations under this Agreement.

Technical Consultation and Service Agreement

技术咨询与服务协议

第九条 通知

NOTICES

1.	本协议项下要求或发出的所有通知和其他通信应通过专人递送、挂号邮寄、邮资预付或商业快递服务或传真的方式发到该方下列地址。每一通知还应再以电子邮件送达。该等通知视为有效送达的日期按如下方式确定：

All notices and other communications required or permitted to be given pursuant to this Agreement shall be delivered personally or sent by registered mail, postage prepaid, by a commercial courier service or by facsimile transmission to the address of such Party set forth below. A confirmation copy of each notice shall also be sent by email. The dates on which notices shall be deemed to have been effectively given shall be determined as follows:

（1） 通知如果是以专人递送、快递服务或挂号邮寄、邮资预付发出 的，则以于设定为通知的地址在签收或拒收之日为有效送达日。

Notices given by personal delivery, by courier service or by registered mail, postage prepaid, shall be deemed effectively given on the date of acceptance or refusal at the address specified for notices.

（2） 通知如果是以传真发出的，则以成功传送之日为有效送达日 （应以自动生成的传送确认信息为证）。

Notices given by facsimile transmission shall be deemed effectively given on the date of successful transmission (as evidenced by an automatically generated confirmation of transmission).

2.	为通知的目的，双方地址如下：

For the purpose of notices, the addresses of the Parties are as follows:

甲方：	福建天裕盛丰物流有限公司

Party A:	Fujian Tianyu Shengfeng Logistics Co., Ltd.

地址：	福建省福州高新区乌龙江中大道7#创新园二期17号楼10 层1087-2室

Address:	1087-2 Room, 10th Floor, Building No.17, Phase II of the Creative Park No.7# Wulongjiang Central Avenue, Fuzhou High-tech District, Fujian, PRC

Technical Consultation and Service Agreement

技术咨询与服务协议

收件人：	刘用旭

Attn:	LIU Yongxu

乙方：	盛丰物流集团有限公司

Party B:	Shengfeng Logistics Group Co., Ltd.

地址：	福州市晋安区福新东路478号

Address:	No.478 Fuxin East Road, Jinan District, Fuzhou, PRC

收件人：	刘用旭

Attn:	LIU Yongxu

3.	任何一方变更接收通知的地址或联系人的，应按本条规定给另一方 发出通知。

If any Party change its address for notices or its contact person, a notice shall be delivered to the other Party in accordance with the terms hereof.

第十条 协议的转让

ASSIGNMENT

1.	乙方不得将其在本协议项下的权利与义务转让给第三方，除非事先征得甲方的书面同意。

Without Party A’s prior written consent, Party B shall not assign its rights and obligations under this Agreement to any third party.

2.	乙方在此同意，甲方可以在其需要时向其他第三方转让其在本协议 下的权利和义务，并在该等转让发生时甲方仅需向乙方发出书面通知，并且无需再就该等转让征得乙方的同意。

Party B agrees that Party A may assign its obligations and rights under this Agreement to any third party upon a prior written notice to Party B but without the consent of Party B.

Technical Consultation and Service Agreement

技术咨询与服务协议

第十一条 附则

MISCELLANEOUS

1.	本协议自双方签署之日起生效。

This Agreement shall become effective as of the date of signing by the parties.

2.	双方可以书面协议方式对本协议作出修改和补充。经过双方签署的 有关本协议的修改协议和补充协议是本协议组成部分，具有与本协 议同等的法律效力。

Any amendments and supplements to this Agreement shall be in writing. The amendment agreements and supplementary agreements that have been signed by the Parties and that relate to this Agreement shall be an integral part of this Agreement and shall have the same legal validity as this Agreement.

3.	本协议保密条款、争议解决条款、违约责任条款在本协议解除或中止之后仍然有效。

The clauses in connection with confidentiality obligations, disputes resolution and default responsibilities shall survive rescission or termination of this Agreement.

4.	如果本协议有任何一条或多条规定根据任何法律或法规在任何方面被裁定为无效、不合法或不可执行，本协议其余规定的有效性、合法 性或可执行性不应因此在任何方面受到影响或损害。双方应通过诚意磋商，争取以法律许可以及双方期望的最大限度内有效的规定取代那些无效、不合法或不可执行的规定，而该等有效的规定所产生的经济效果应尽可能与那些无效、不合法或不能强制执行的规定所产生的经济效果相似。

In the event that one or several of the provisions of this Agreement are found to be invalid, illegal or unenforceable in any aspect in accordance with any laws or regulations, the validity, legality or enforceability of the remaining provisions of this Agreement shall not be affected or compromised in any aspect. The Parties shall strive in good faith to replace such invalid, illegal or unenforceable provisions with effective provisions that accomplish to the greatest extent permitted by law and the intentions of the Parties, and the economic effect of such effective provisions shall be as close as possible to the economic effect of those invalid, illegal or unenforceable provisions.

5.	本协议采用中文、英文两种文本，中文文本与英文文本具有同等法律 效力，中文文本与英文文本不一致的，以中文文本为准。本协议正本 一式两份，双方各持一份，各份具有相同之效力。

This Agreement shall be signed in Chinese and English language bearing the same legal effect. In the event of any inconsistency between the Chinese and English language, the Chinese version of this Agreement shall prevail. This Agreement shall have two counterparts, with each party holding one original. All counterparts shall be given the same legal effect.

【以下为签字页】

[THE SIGNATURE PAGE]

Technical Consultation and Service Agreement

技术咨询与服务协议

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本技术咨询与服务协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Technical Consultation and Service Agreement as of the date first above written.

甲方：	福建天裕盛丰物流有限公司

Party A:	Fujian Tianyu Shengfeng Logistics Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

Technical Consultation and Service Agreement

技术咨询与服务协议

有鉴于此，各方已使得经其授权的代表于文首所述日期签署了本技术咨询与服务协议，以昭信守。

IN WITNESS WHEREOF, the Parties have caused their authorized representatives to execute this Technical Consultation and Service Agreement as of the date first above written.

乙方：	盛丰物流集团有限公司

Party B:	Shengfeng Logistics Group Co., Ltd.

签字：

By:	/s/ Liu Yongxu

姓名：	刘用旭

Name:	LIU Yongxu

职务：	法定代表人

Title:	Legal Representative

Technical Consultation and Service Agreement

技术咨询与服务协议

附件	关于技术服务费支付标准、方式的约定

Attachment: Payment Standard and Method for Technical Service Fee

1.	甲、乙双方同意，作为本协议第一条第 1 款项下甲方向乙方提供的技 术支持和技术服务的对价，乙方应按照下述规定向甲方支付服务费：

Party A and Party B hereby agree that Party B shall pay service fee to Party A in accordance with the following provisions as the consideration to the technical support and service provided by Party A agreed in Article1.1 under this Agreement:

(1)	基本年费

Bas ic a nnua l fee

乙方应每年向甲方支付相当于乙方税后净利润的百分之五十（50%）, 作为本协议项下技术支持与技术服务的基本年费，该等基本年费按季 度分四期平均支付，乙方应分别在每个季度开始之日起的十五（15） 个工作日内支付至甲方指定之银行帐户。

As the annual fee of technical support and services provided under this Agreement, Party B shall pay equally in four quarters to Party A the fees (the “Service Fees”) equal to 50% of the after-tax income of Party B. Party B shall deliver the Service Fees within 15 business days after the beginning of each quarter to the designed bank account by Party A.

(2)	浮动费用

Flo at fee

在上述(1)款所规定之基本年费之外，乙方应每季度根据技术支持与技 术服务提供的具体情况向甲方支付浮动服务费用。浮动费用应按季度 支付，浮动费用不超过乙方减去基本年费后的税后净利润总额。每个 季度浮动费用的数额由双方考虑下述因素后商定：

Besides the basic annual fees mentioned above in item (1), Party B also shall pay float service fees to Party B according to specific conditions of the technical support and service. Float fees shall not more than the after-tax income after deducting paid basic annual fees. The float fees shall be determined by both parties after considering the following factors and paid in quarter:

A.	甲方为乙方提供该季度支持服务所动用的雇员人数及该等雇员

的资历；

The numbers and the qualifications of the employees are used to provide agreed service in such quarter by Party A;

Attachment

附件

B．	甲方雇员提供该季度支持服务所花费的时间；

The time being used for providing agreed service by Party A’s employees in such quarter;

C．	甲方为提供该季度支持服务所进行的各项投入；

The cost being paid for providing agreed service by Party A in such quarter;

D．	甲方所提供之该季度支持服务的具体内容及其价值；

The content and the value of the agreed service provided by Party A in such quarter;

E．	乙方的营业收入数额。

Party B’s operation revenue.

2.	在每季度结束后 15 日内，乙方应要求甲方提供计算该季度的浮动费用 所 的一切财务资料，并于每季度结束后 30 日内将浮动费用支付给甲 方。如果甲乙双方对计算浮动费用之财务资料提出质疑，可委派信誉 良好的独立会计师对有关资料进行审计。该审计应于正常营业时间进 行，且不应影响乙方的正常业务，在此前提下乙方应予以配合。

Within 15 days after the end of each quarter, Party B shall require Party A to provide the whole needed financial materials for calculating float fees in such quarter and deliver the float fees to Party A within 30 days after the end of each quarter. If any party queries the financial materials used for calculating float fees, such party may engage a reputable independent accountant to audit related materials. Such audit shall be conducted during the normal business hours with Party B’s cooperation and shall not affect the regular business of Party B.

3.	如果甲方认为本附件第1条约定的费用数额不能适应客观情况变化而需要做出调整，乙方应在甲方提出调整费用的书 面要求之日后七个工 作日内积极并诚信地与甲方进行协商，以确定新的收费标准或机制。

If Party A wants to adjust the service fees provided in Article 1 under this Attachment for the inconsistent between the agreed fees and the objective conditions, Party B shall consultant with Party B within 7 business days after the receipt of the written requirement for adjustment provided by Party A and determine a new payment standard or mechanism after such consultation.

Attachment

附件